Exhibit 10.7


                      AMENDMENT TO THE EMPLOYMENT AGREEMENT

                                       OF

                               JONATHAN D. SIEGEL


         This Amendment (this "Amendment") dated as of August 1, 2001, is by and among Global Capital Partners Inc., a Delaware corporation with its principal offices at 6000 Fairview Road, Suite 1410, Charlotte, North Carolina 28210 ("GCAP"); Global Capital Securities Corp., Inc. a Colorado corporation, with its principal office at 6300 South Syracuse Way, Suite 645, Englewood, Colorado 80111 ("Global Securities"), Sutton Online, Inc., a Delaware corporation with its principal offices at 1000 Woodbury Road, Suite 214, Woodbury, New York 11797 ("Sutton Online") and Jonathan D. Siegel, an individual residing at 84 East Shore Road, Huntington Bay, New York 11743 (the "Employee").


                               W I T N E S S T H:
                               - - - - - - - - -

         WHEREAS, GCAP was formerly known as Eastbrokers International Incorporated ("Eastbrokers"); and

         WHEREAS, Global Securities is the successor entity to JB Sutton Group, LLC, a limited liability company organized under the laws of the State of New York; and

         WHEREAS, Eastbrokers, Global Securities and Employee have previously entered into an Employment Agreement dated November 22, 1999 (the "Employment Agreement");

         WHEREAS, GCAP, Global Securities and Employee desire to amend the Employment Agreement as to certain matters as herein after set forth; and

         WHEREAS, Sutton Online has agreed to assume all obligations of Global Securities under the terms of the Employment Agreement, as amended.

         NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties agree as follows:

         1. The parties hereto agree that, from and after the date hereof, GCAP and Global Securities shall no longer be parties to the Employment Agreement and shall be released from any liability to the Employee thereunder.

         2. Sutton Online hereby agrees to assume the obligations of Global Securities under the Employment Agreement and release Global Securities from any liability thereunder.

         3. The parties hereto agree that, from and after the date hereof, every reference to "JB Sutton Group, LLC" in the Employment Agreement shall be amended to read "Sutton Online."

         4. The parties hereto agree that Section 10 of the Employment Agreement is hereby deleted in its entirety.

         5. Except as expressly provided herein, all of the terms and conditions of the Employment Agreement shall be unmodified and in full force and effect.

         6. From and after the execution and delivery of this Amendment, all references to the Employment Agreement contained in all other agreements and instruments executed and delivered to or in connection with the Employment Agreement shall hereafter mean and refer to the Employment Agreement as amended hereby.


         IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first above mentioned.

                                       GLOBAL CAPITAL PARTNERS INC.


                                       By: /s/ MARTIN A. SUMICHRAST
                                           ------------------------------
                                           Name: Martin A. Sumichrast
                                           Title: Chief Executive Officer



                                       GLOBAL CAPITAL SECURITIES CORPORATION


                                       By: /s/ RALPH OLSON
                                           ------------------------------
                                           Name: Ralph Olson



                                       SUTTON ONLINE, INC.


                                       By: /s/ GREGORY C. FRANK
                                           ------------------------------
                                           Name: Gregory C. Frank
                                           Title: President



                                       EMPLOYEE


                                       By: /s/ JONATHAN D. SIEGEL
                                           ------------------------------
                                           Jonathan D. Siegel